EXHIBIT 99

                     PRESS RELEASE DATED SEPTEMBER 21, 2006

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EXHIBIT 99

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

Continental Minerals Corporation                                               Great China Mining Inc.
1020 - 800 West Pender Street                                                  (formerly China NetTV Holdings Inc.)
Vancouver, BC                                                                  World Trade Centre
Canada V6C 2V6                                                                 Suite 536-999 Canada Place
Tel   604 684 6365                                                             Vancouver, BC V6C 3E2
Fax  604 684 8092                                                              Tel   604 641 1366
Toll Free 1 800 667 2114                                                       Fax  604 641 1377
www.continentalminerals.com                                                    www.greatchinamining.com
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     DRILLING CONTINUES TO EXPAND & CONFIRM CONTINUITY OF XIETONGMEN DEPOSIT
                   209 Meters Grading 1.02% CuEQ in Hole 6155

September 20, 2006, Vancouver, BC - Continental Minerals Corporation (TSX.V-KMK; OTC.BB-KMKCF) ("Continental") and Great China Mining Inc. (OTC.BB-GCHA) ("Great China Mining") announce the results from additional core holes (6155 to 6180) drilled in 2006 at the Xietongmen copper-gold deposit, located 240 kilometers west of Lhasa in Tibet, People's Republic of China.

These results are from drilling on all sides of the deposit. The western limits of the deposit have largely been defined, however, long intervals with excellent grades of copper and gold continue to be intersected along the east and northeastern side of the deposit, continuity continues to be shown by internal holes in the south central part of the deposit, and the deposit is still open to the north.

Of the 24 holes in this series, eight are holes drilled for engineering purposes, five of which were drilled outside the Xietongmen deposit, and one has assays pending.

In the northeast, drill hole 6155 on section 3249150N intersected 209.0 meters grading 1.02% copper equivalent (CuEQ), including two higher-grade sections -
120.6 meters averaging 1.35% CuEQ and 61.6 meters grading 1.61% CuEQ. Hole 6155 is an infill hole located 100 meters west of hole 6129 that intersected a wide interval with excellent grade: 196.8 meters averaging 0.99% CuEQ, and 200 meters west of hole 6146, the easternmost hole on the section, that intersected 225.4 meters grading 1.02% CuEQ (both holes 6129 and 6146 were previously released). New hole 6160, located 100 meters to the north of hole 6155, intersected 99.0 meters of 0.95% CuEQ. Hole 6171, located 50 meters to the east of hole 6160, intersected 170.8 meters grading 0.67% CuEQ, including a 64.6-meter interval grading 0.88% CuEQ. These two holes extended the deposit 100 meters to the north and east.

In the south, infill hole 6175 intersected 150.0 meters grading 0.99% CuEQ and a second interval 33.1 meters in length that grades 1.60% CuEQ. Hole 6180, located 100 meters to the south, intersected 64.6 meters grading 1.00% CuEQ.

In the west, the five holes (6158, 6164, 6168, 6170, and 6177) drilled intersected weaker mineralization. The best results were from hole 6177, which intersected 121.0 meters averaging 0.59% CuEQ, including a 74.2-meter interval grading 0.71% CuEQ.

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A Table of Assay Results is attached. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the websites: www.continentalminerals.com & www.greatchinamining.com.

The definition drilling program at the Xietongmen deposit is now complete, although some assays are still pending. A new estimate of the mineral resource is currently underway and will be finalized once all assays have been received. The new estimate, and other information derived from the feasibility work currently being done, will be utilized for a preliminary economic assessment of the project, expected in the fourth quarter of 2006. Drilling at site is now focused on exploration of the Langtongmen copper-gold zone, located about 1 km to the northwest of the Xietongmen deposit.

                                       -2-

Activities to finalize the merger between Continental and Great China Mining, and unify 100% ownership in the Xietongmen property in Continental (see joint news release of June 12, 2006), are proceeding as planned. Completion of the merger is subject to a number of conditions including Great China Mining shareholder and regulatory approvals, and is likely to be completed in or about late October 2006.

Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES/ICP-Mass Spectroscopy finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

Gerald Panneton
President and CEO
Continental Minerals Corporation

For further information:
Continental Minerals Corporation                      Great China Mining Inc.
Tel   604 684o 6365                                    Tel   604 641o 1366
Toll Free 1 800 667o 2114                              www.greatchinamining.com
www.continentalminerals.com

              The TSX Venture Exchange does not accept responsibility for the adequacy or accuracy of this news release.

This release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts that address the proposed merger, acquisition of additional property, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. Accordingly, readers should not place undue reliance on forward looking statements or information.


For more information on Continental Minerals Corporation,  including information on risk  factors  and  uncertainties  relating to forward  looking  information,
Investors  should review the  Company's  annual Form 20-F filing with the United
States   Securities  and  Exchange   Commission  at  www.sec.gov  and  its  home
jurisdiction filings that are available at www.sedar.com.

For more information on Great China Mining Inc., Investors should review the Great China Mining's annual Form 10K filing with the United States Securities and Exchange Commission at www.sec.gov.



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

                                               XIETONGMEN PROJECT NEW ASSAY RESULTS
                                                        SEPTEMBER 20, 2006

-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
 Drill Hole               Section           From       To         Intercept   Intercept   Cu %   Au g/t  CuEQ1 %   AuEQ1
                                          (metres)     (metres)    (metres)     (feet)                              g/t
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6155                  3249150N              163.0      372.0       209.0         686  0.57    0.86    1.02      1.95
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6155       incl.      3249150N              238.0      358.6       120.6         396  0.76    1.13    1.35      2.57
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6155       and        3249150N              297.0      358.6        61.6         202  0.87    1.41    1.61      3.06
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6158                  3249150N       No significant intersections
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6159WT                 3249450N       Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6160                  3249250N              154.4      327.4       173.0         568  0.47    0.52    0.74      1.41
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6160       incl.      3249250N              215.0      314.0        99.0         325  0.60    0.65    0.95      1.80
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6161GT                                Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6162WT                                Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6163GT                 3249000N              151.8      171.6        19.8          65  0.21    0.21    0.32      0.61
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6163GT                 3249000N              189.9      254.8        64.9         213  0.24    0.43    0.47      0.89
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6164                  3249150N                0.0      183.0       183.0         600  0.29    0.38    0.49      0.94
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6165WT                                Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6166                  3249350N              200.6      371.4       170.8         560  0.40    0.45    0.64      1.21
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6167                  3248850N               60.7      122.4        61.7         202  0.30    0.32    0.47      0.89
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6167                  3248850N              132.4      146.8        14.4          47  0.22    0.23    0.33      0.64
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6168                  3249050N       No significant intersections
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6169WT                 3249000N       Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6170                  3249000N              104.6      124.6        20.0          66  0.16    0.27    0.30      0.57
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6171                  3249250N              159.7      330.5       170.8         560  0.43    0.47    0.67      1.28
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6171       incl.      3249250N              265.9      330.5        64.6         212  0.54    0.64    0.88      1.68
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6172WT                                Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6173                  3249300N              164.3      199.8        35.5         116  0.20    0.23    0.32      0.60
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
   6174GT                                Geotechnical hole
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6175                  3248900N               22.8      172.8       150.0         492  0.55    0.84    0.99      1.89
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6175       and        3248900N               71.7      104.8        33.1         109  0.81    1.49    1.60      3.04
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6176                  3249450N              299.8      337.7        37.9         124  0.20    0.25    0.33      0.63
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6177                  3249100N               15.2      136.2       121.0         397  0.34    0.49    0.59      1.13
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6177       incl.      3249100N               62.0      136.2        74.2         243  0.43    0.53    0.71      1.35
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6178                  3249050N              202.7      271.9        69.2         227  0.31    0.44    0.54      1.04
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6179                                 Results pending
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------
    6180                  3248800N               33.2       97.8        64.6         212  0.71    0.57    1.00      1.91
-------------- ------ ----------------- -------------- ---------- ----------- ----------- ------ ------- -------- ---------

 1 Copper and gold equivalent calculations use metal prices of US$1.25/lb for copper and US$450/oz for gold. Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
    CuEQ = Cu % + (Au g/t x 14.47/27.56) AuEQ = (Cu % x 27.56/14.47) + Au g/t